THE DISCIPLINE FUND ETF
Schedule of Investments
10/31/2023 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 99.7%
153,410	SPDR Portfolio Developed World ex-U.S. ETF	$4,590,027
26,903	Vanguard FTSE Emerging Markets ETF	1,020,700
170,575	Vanguard Intermediate-Term Treasury ETF (a)	9,640,899
78,880	Vanguard Long-Term Treasury ETF	4,149,877
4,181	Vanguard S&P 500 ETF	1,606,215
174,330	Vanguard Short-Term Treasury ETF (a)	10,044,894
23,844	Vanguard Value ETF	3,202,011
	TOTAL INVESTMENT COMPANIES (Cost $39,403,725)	34,254,623

MONEY MARKET FUNDS - 0.3%
118,788	First American Government Obligations Fund - Class X, 5.27% (b)	118,788
	TOTAL MONEY MARKET FUNDS (Cost $118,788)	118,788

	TOTAL INVESTMENTS (Cost $39,522,513) - 100.0%	$34,373,411
	Liabilities in Excess of Other Assets - (0.0%) (c)	(9,495)
	TOTAL NET ASSETS - 100.0%	$34,363,916

Percentages are stated as a percent of net assets.

(a) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.
(b) Rate shown is the 7-day effective yield.
(c) Represents less than 0.05% of net assets.

THE DISCIPLINE FUND ETF

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2023 (Unaudited)

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
A.Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of October 31, 2023, the Discipline Fund ETF did not hold any securities valued by the valuation designee.
As described above, the Funds may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the

THE DISCIPLINE FUND ETF

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2023 (Unaudited)
liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The following is a summary of the fair value classification of the Fund’s investments as of October 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets*
Common Stocks	$34,254,623	$—	$—	$34,254,623
Short Term Investments	118,788	—	—	118,788
Total Investments in Securities	$34,373,411	$—	$—	$34,373,411
* For further detail on each asset class, see the Schedule of Investments
During the fiscal period ended October 31, 2023, the Discipline Fund ETF did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.
3